Leases (Details3) (Chartered-out vessels, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Chartered-out vessels
Property Subject To Or Available For Operating Lease [LineItems]
2013	$ 141,009
2014	91,724
2015	69,002
2016	49,714
2017	11,505
2018 and thereafter	794
Total minimum revenue, net of commissions	$ 363,748